Exhibit 10.7

THE BEACHBODY COMPANY, INC.

AMENDED AND RESTATED 2020 EQUITY COMPENSATION PLAN

The purpose of The Beachbody Company, Inc. Amended and Restated 2020 Equity Compensation Plan (as may be further amended or amended and restated from time to time, the “Plan”) is to provide (i) designated employees of The Beachbody Company, Inc., a Delaware corporation (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the “Board”) or of comparable governing bodies of the Company’s subsidiaries with the opportunity to receive grants relating to the Class A Common Stock of the Company, par value of $0.0001 per share (“Class A Common Stock”). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company, and will align the economic interests of the participants with those of the owners.

1. Administration

(a) Committee. The Plan shall be administered and interpreted by the Board or by a committee or subcommittee consisting of members of the Board, which shall be appointed or approved by the Board. However, the Board shall approve and administer all grants made to non-employee members of the Board. The committee may delegate authority to one or more subcommittees, as it deems appropriate. A committee or subcommittee may be comprised of one or more individuals. To the extent that the Board, a committee or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board, committee or subcommittee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant subject to the provisions of Section 13(c), and (v) deal with any other matters relating to or arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as the Committee deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals. The Committee is authorized to delegate its authority to one or more officers of the Company provided such delegation is pursuant to a resolution that specifies the total number of Shares that may be subject to Grants by such officer and such officer may not make a Grant to himself or herself.

2. Grants

(a) Awards under the Plan may consist of grants of nonqualified options as described in Section 5 (“Options”), Stock Awards as described in Section 6, and Stock Appreciation Rights as described in Section 7 (“Stock Appreciation Rights” and, collectively referred to herein as “Grants” or “Awards”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). The date of a grant means the date that the key terms and conditions of the Grant are communicated to the Grantee (as defined below) if such terms and conditions are communicated within a reasonable period of time following the Committee’s action, or such earlier date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting a Grant to a Grantee that specifies the key terms and conditions of the Grant and from which the Grantee begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of a Share or, if a subsequent date is set forth in such resolution or determined by the Committee as the date of grant, then such date as is set forth in such resolution. In any situation where the terms of the Grant are subject to negotiation with the Grantee, the date of grant shall not be earlier than the date the key terms and conditions of the Grant are communicated to the Grantee.

(b) All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, the Grantee’s beneficiaries and any other person having or claiming an interest under such Grant. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

3. Stock Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of Class A Common Stock of the Company (the “Shares”) that may be issued or transferred under the Plan is 50,663,898 Shares.

(b) Determination of Authorized Shares. The Shares issued under the Plan may be authorized but unissued Shares or reacquired Shares. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards are forfeited, the Shares subject to such Grants shall again be available for purposes of the Plan.

(c) Adjustments. If there is any change in the number or kind of Shares outstanding by reason of (i) a distribution, spinoff, stock split, reverse stock split, recapitalization, or combination or exchange of Shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification, or (iv) any other extraordinary or unusual event affecting the outstanding Shares as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced as a result of the Company’s payment of an extraordinary distribution, the maximum number of Shares available for Grants, or that can be granted to a single employee in any calendar year the kind and number of Shares covered by outstanding Grants, the kind and number of Shares issued and to be issued under the Plan, and the price per Share exercise price or applicable market value of outstanding Grants shall be equitably adjusted by the Committee, to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and outstanding Grants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control (as defined in Section 11 below), the provisions of Section 12 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with Section 409A of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the “Code”), to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

(d) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding unexercised Options and Grants which are not vested or are subject to restrictions shall terminate immediately prior to such event.

(e) Change of Control, Asset Sale, Merger or Consolidation. In the event of a Change of Control, a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale, in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a merger in which the Company is the surviving entity, but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Committee, in its sole discretion consistent with applicable law, may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the surviving entity); (b) the assumption of the Plan and such outstanding Grants by the surviving entity or itsf parent; (c) the substitution by the surviving entity or its parent of Grants with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 3(e) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 3(c) hereof), (d) the cancellation of such outstanding Awards in consideration for a payment (in the form of cash, securities, other property or a combination thereof) equal in value to the Fair Market Value of vested Grants, or in the case of an Option, the difference between the Fair Market Value and the Exercise Price for all Options subject to exercise (i.e., to the extent vested) under any outstanding Option; or (e) the cancellation of such outstanding Grants without payment of any consideration. If such Grants would be canceled without consideration, the Grantee shall have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Committee provides the Grantee a notice of cancellation, to exercise such Awards in whole or in part to the extent vested without regard to any installment exercise provisions in the Grant Instrument.

4. Eligibility for Participation

(a) Eligible Persons. All employees of the Company and its subsidiaries, including employees who are officers or members of the Board (“Employees”) and members of the Board, or of comparable governing bodies of the Companies subsidiaries, who are not Employees (“Non-Employee Board Members”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Board Members and Key Advisors to receive Grants and shall determine the number of Shares subject to a particular Grant in such manner as the Committee determines. Employees, Non-Employee Board Members and Key Advisors who receive Grants under this Plan shall be referred to as “Grantees.”

5. Options

The Committee may grant Options to an Employee, a Non-Employee Board Member or a Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of Shares that will be subject to each Grant of Options to Employees, Non-Employee Board Members and Key Advisors.

(b) Type of Option and Price.

(i) All Options shall be nonqualified options, which are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(i) The purchase price (the “Exercise Price”) of Shares subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value (as defined below) of a Share on the date the Option is granted. The “Fair Market Value” of a Share shall be, unless the Committee determines otherwise with respect to a particular Grant, as determined by the Committee through any reasonable valuation method.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.

(ii) The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any Shares so purchased shall be restricted Shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A), the Exercise Price or (B) the Fair Market Value of such Shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(e) Grants to Non-Exempt Employees. Notwithstanding any provision of the Plan to the contrary, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability (as defined below) or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability or Death. Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Non-Employee Board Member or Key Advisor.

(i) In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or on account of a termination by the Employer for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled or dies, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii) Unless the Grantee’s service with the Company or any affiliate is terminated for Cause, in no event may the right to exercise any Option in the event of termination of service terminate earlier than (i) six months from the date of termination if termination was caused by death or Disability or (ii) 30 days from the date of termination if termination was caused by other than death or Disability; provided, however, that in no event will an Option be exercisable more than 10 years after the date of grant.

(iv) For purposes of the Plan:

(A) “Employer” shall mean the Company and its subsidiaries, as determined by the Committee.

(B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Non-Employee Board Member or Key Advisor (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Non-Employee Board Member and Key Advisor), unless the Committee determines otherwise.

(C) “Disability” shall mean a Grantee is unable to engage in any substantial, gainful activity by reason of a medically determinable physical or mental impairment, as determined by the Committee.

(D) “Cause” means (a) with respect to any Grantee who is a party to an employment or service agreement or employment policy manual with the Company or an affiliate where such agreement or policy manual provides a definition of Cause, as defined therein; and (b) with respect to any other Grantee, (i) failure to substantially perform his or her duties and obligations to the Company or an affiliate, (ii) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an affiliate, (iii) conduct tending to bring the Company into substantial public disgrace or disrepute, (iv) gross negligence or willful misconduct with respect to the Company or an affiliate, (v) material violation of state or federal securities laws, or (vi) as otherwise provided in the Grant Instrument. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Grantee has been discharged for Cause.

(g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) with the approval of the Committee, by delivering Shares owned by the Grantee (including Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of Shares having a Fair Market Value on the date of exercise equal to the Exercise Price, or (iii) by such method and in any other form of legal consideration that may be acceptable to the Committee consistent with applicable legal requirements, including without limitation with a full-recourse promissory note. Any Shares acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Committee determines otherwise, Shares having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Committee, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Shares used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise. In addition, to the extent an Option is at the time exercisable for vested Shares, all or any part of that vested portion may be surrendered to the Company for an appreciation distribution payable in Shares with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the Shares subject to the surrendered portion exceeds the aggregate Exercise Price payable for those Shares.

(h) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, in each case taking into consideration the requirements of Code Section 409A. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Grantee, impair the Grantee’s rights or increase the Grantee’s obligations under such Option. However, a termination of the Option in which the Grantee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all Shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Grantee or increase the Grantee’s obligations under such Option.

(i) Reload Options. At the discretion of the Committee, the Grant Instrument may include a “reload” feature pursuant to which a Grantee exercising an Option by the delivery of a number of Shares hereof would automatically be granted an additional Option (with an Exercise Price equal to the Fair Market Value of the Shares on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of Shares equal to the number delivered in a Shares for Shares exchange of the original Option.

6. Stock Awards

The Committee may issue or transfer restricted Shares (“Restricted Stock” and awards of Restricted Stock, “Stock Awards”) or restricted stock units having a value equal to an identical number of Shares (“Restricted Stock Units”) to an Employee, Non-Employee Board Members or Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards which for purposes of this section include Shares, Performance Awards and Restricted Stock Units:

(a) General Requirements. Shares issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, may be subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.” The consideration, if any, for Shares acquired pursuant to a Stock Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Committee in its discretion including, without limitation, a recourse promissory note, property or a Share for Share exchange, or prior services that the Committee determines have a value that is adequate consideration for the issuance of such Share.

(b) Number of Shares. The Committee shall determine the number of Shares to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such Shares.

(c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all Shares covered by the Stock Award as to which the restrictions have not lapsed, and those Shares must be immediately returned to the Employer. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Stock Awards except to a successor pursuant to Section 8.

(e) Right to Vote and Receive Distributions. Unless the Committee determines otherwise, during the Restriction Period, a Grantee (i) shall have the right to exercise voting rights, if any, with respect to Shares subject to Stock Awards and (ii) shall have the right to receive any distributions paid on such Shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

(g) Vesting. Shares acquired under the Stock Award may, but need not, be subject to a Restriction Period that specifies a right of repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Committee, or forfeiture in the event the consideration was in the form of services. The Committee in its discretion may provide for an acceleration of vesting in the terms of any Stock Award, at any time, including in the event a Change of Control occurs. Following a termination of the Grantee’s service, unvested Shares that were granted to the Grantee in consideration for prior services shall be forfeited, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Grantee (or to require forfeiture of such Shares).

(h) Withholding Taxes. As a condition to becoming an owner of Shares and the lapse of the restrictions on transfer, the Grantee shall make such arrangements as the Board may require for the satisfaction of any Federal, state, local or foreign withholding tax obligations that may arise in connection with such Award or purchase.

(a) Transferability. Except as otherwise determined by the Committee, rights to acquire Shares under a Stock Award shall be transferable by the Grantee only upon such terms and conditions as are set forth in the Grant Instrument, as the Committee shall determine in its discretion. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(b) Concurrent Tax Payment. The Committee, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable Federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted Class A Common Stock for which an election under Section 83(b) of the Code may be required.

(c) Nature of Performance Awards. A “Performance Award” is a Grant entitling the recipient to acquire Shares, Shares of Restricted Stock or Restricted Stock Units having a value equal to the Fair Market Value of an identical number of Shares upon the attainment of specified performance goals. The Committee may make Performance Awards independent of or in connection with the granting of any other Grant under the Plan. Performance Awards may be granted under the Plan to any Grantee, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Grant, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided however, that the Committee may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per Share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per Share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Committee may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Code Section 162(m), to the extent applicable. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

(d) Termination of Performance Awards. Except as may otherwise be provided by the Committee at any time, a Grantee’s rights in all Performance Awards shall automatically terminate upon the Grantee’s termination of service with the Company and its affiliates for any reason.

7. Stock Appreciation Rights

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7(d) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of an Option.

(b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7(i). A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of a Share the excess over which the right provides for payment upon exercise (the “Exercise Price”) may never be less than the Fair Market Value of the underlying Share on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the Exercise Price and the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised, (C) the number of Shares subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right. Notwithstanding anything herein to the contrary, any Stock Appreciation Right granted hereunder may be exercised only upon a Change of Control unless otherwise specified in the Grant Instrument.

(c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one Share over the Exercise Price per Share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of Shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7(b)(i) shall be paid on the date of exercise and made in Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7(b)(i) shall be paid at the time specified in the Grant Instrument in accordance with the provisions of Section 7(i). Payment may be made in the form of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(d) Exercise Price. The Exercise Price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same Exercise Price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Share subject to the Stock Appreciation Right and related Option exceeds the Exercise Price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7(b)(i) are satisfied.

(e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of Shares for which the Stock Appreciation Right shall have been exercised. The number of Shares for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such Option shall have been exercised.

(f) Written Request. Stock Appreciation Rights shall be settled in the form of cash and/or Shares as specified in the Grant Instrument, or subsequently agreed to in writing by the Committee. If not otherwise permitted in the applicable Grant Instrument, a Grantee may request that any exercise of a Stock Appreciation Right be settled for cash, or Shares but a Grantee shall not have any right to demand settlements in cash or Shares if not so provided in the applicable Grant Instrument. A request for a cash settlement may be made only by a written request filed with the Committee or an officer of the Company designated for such purpose by the Committee.

(g) Disapproval by Committee. If the Committee disapproves in whole or in part any request by a Grantee to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Grantee’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such Grantee’s right to exercise any related Option.

(h) Restrictions on Transfer. Stock Appreciation Rights and all rights with respect to such Grants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in Section 8 or the applicable Grant Instrument.

(i) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7(b)(i) shall satisfy the requirements of this Section 7(i) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an Exercise Price less than Fair Market Value of a Share underlying the Grant on the date the Stock Appreciation Right is granted (regardless of whether or not such Exercise Price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the Exercise Price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a Share on the date of exercise exceeds the Exercise Price (the “Share Amount”). However, once the Stock Appreciation Right is exercised, the Share Amount may only be paid on the fixed time, payment schedule or other event specified in the Grant Instrument.

8. Transferability of Grants

(a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution; or (ii) if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee, provided that any transfer of Shares must also be made in compliance with the terms of the Plan or applicable Grant Instrument. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Options to (a) a transfer by gift or domestic relations order to a member of the Grantee’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Grantees receive a cash payment or other consideration in consideration for the transfer of such Option; (c) a revocable trust and such other transferees as may be permitted by the Committee in its sole discretion, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of a Grant and the transferred Grant shall continue to be subject to the same terms and conditions as were applicable to the Grant immediately before the transfer.

(c) Encumbrance of Grant. Any Grant hereunder and any Shares acquired with respect to a Grant may not be encumbered, pledged or hypothecated for any purpose without the prior written approval of the Committee.

(d) Beneficiary Designation. Notwithstanding the foregoing, the Grantee may, by delivering written notice to the Committee, in a form satisfactory to the Committee, designate a third party who, in the event of the death of the Grantee shall thereafter be entitled to exercise an Option or other Grant, subject to its terms.

9. [Reserved].

10. Suspension or Termination of Grants

If the Company or the Committee has reason to believe that a Grantee has engaged in Detrimental Activity or has committed an act that would entitle the Company to terminate such Grantee’s service for Cause, the Committee shall be entitled (but without prejudice to its right subsequently to terminate such service on the same or any other ground) to suspend the rights under any then outstanding Grant for so long as it is reasonably necessary to enable an investigation to be undertaken. Unless the Grant Instrument specifically states otherwise, the Committee may cancel, rescind, repurchase and suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Grants at any time if it determines that the Grantee is not in compliance with all applicable provisions of the Grant Instrument and the Plan, if the Grantee engages in any Detrimental Activity or commits an act that would entitle the Company to terminate such Grantee’s service for Cause or if the Grantee’s service is terminated for Cause (recognizing that the Grantee’s employment is and remains at-will and that no Cause is required for the Company to terminate any Grantee’s employment). Upon exercise, payment or delivery pursuant to a Grant, the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan, and has not engaged in and will not engage in any Detrimental Activity or act that would entitle the Company to terminate such Grantee’s service for Cause. In the event a Grantee fails to comply with such certification prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Grantee by the Company. Unless the Grant Instrument specifically states otherwise, if a Grantee’s service is terminated:

(a) for Cause where the injured party is the Company, its affiliates or one or more or their officers, employees or directors, any Grant held by such Grantee or the Grantee’s permitted transferee pursuant to Section 8 (“Permitted Transferees”) that was acquired, directly or indirectly, under this Plan shall be forfeited; or

(b) for Cause (other than as provided in subclause 10(a)) or for any Detrimental Activity (other than as provided in subclause 10(a)), the Company shall have the right to purchase the Grantee’s or the Grantee’s Permitted Transferees’ Shares of Restricted Stock for an amount equal to the lesser of (i) the Fair Market Value of the Shares on the date the Grantee’s service with the Company terminated or (ii) the amount paid by the Grantee to acquire the Shares. The Company’s purchase rights under this subclause 10(b) shall be exercisable during the Company Option Period (as defined below) that begins immediately after each of (I) the date of the Grantee’s termination of service for any Shares acquired by Grantee or any Permitted Transferee of the Grantee prior to Grantee’s termination of service, and (II) the date Grantee or any Permitted Transferee of the Grantee acquires the Shares following Grantee’s termination of service;

(c) for a termination by the Company for any reason not described in subclauses (a) or (b) or a termination by the Grantee where the Grantee provides at least 30 days prior written notice of termination of service from the Company, the Company shall have the right to purchase the Grantee’s or the Grantee’s Permitted Transferee’s Shares of Restricted Stock for an amount equal to the Fair Market Value of the Shares on the date the Company exercises its right to purchase the Shares during the Company Option Period. The Company’s purchase rights under this subclause 10(c) shall be exercisable during the Company Option Period that begins immediately after each of (I) the later of (x) 181 days after the date Grantee or any Permitted Transferee of the Grantee acquires the Shares, or (y) the date of Grantee’s termination of service, for any Shares acquired by Grantee or any Permitted Transferee of the Grantee prior to Grantee’s termination of service, and (II) 181 days after the date Grantee or any Permitted Transferee of the Grantee acquires the Shares following Grantee’s termination of service;

(d) where the Grantee terminates his or her service but does not provide at least 30 days prior written notice of termination of service (unless such termination is under extraordinary circumstances not allowing 30 days prior written notice as determined by the Committee in its sole discretion), the Company shall have the right to purchase the Grantee’s or the Grantee’s Permitted Transferees’ Shares of Restricted Stock for an amount equal to the lesser of (i) the Fair Market Value of the Shares on the date the Grantee’s service with the Company terminated or (ii) the amount paid by the Grantee to acquire the Shares, plus 50% of the difference between (1) the Fair Market Value of the Shares on the date the Grantee’s service with the Company terminated and (2) the amount paid by the Grantee to acquire the Shares. The Company’s purchase rights under this subclause 10(d) shall be exercisable during the Company Option Period that begins immediately after each of (I) the date of Grantee’s termination of service for any Shares acquired by the Grantee or any Permitted Transferee of the Grantee prior to Grantee’s termination of service, and (II) the date Grantee or any Permitted Transferee of the Grantee acquires the Shares following Grantee’s termination of service; and

(e) if the Grantee’s service is terminated for any reason, the Grantee and the Grantee’s Permitted Transferees shall not transfer, encumber or otherwise dispose of any Shares of Restricted Stock until the end of the Company Option Period.

All amounts payable under subclauses (b), (c), and (d) of this Section 10 shall be paid to the Grantee. As used in subclauses 10 (b),(c) and (d) of this section, the “Company Option Period” shall mean the 180 day period the Company shall have the right to repurchase the Shares of Restricted Stock as detailed in each applicable subclause. The Company’s purchase rights under this Section 10 shall be exercisable during the Company Option Period.

(f) For purposes of this Section, “Detrimental Activity” shall mean:

(i) The disclosure to anyone outside the Company or any Affiliate, or the use in other than the Company’s or any Affiliate’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or any Affiliate, acquired by a Grantee before the Grantee’s termination of service;

(ii) Activity while employed that results, or if known could result, in the Grantee’s termination of service for Cause;

(iii) Any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Company or any affiliate to be employed by, or to perform services for, the Grantee or any person or entity with which the Grantee is associated (including, but not limited to, due to the Grantee’s employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Grantee receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Chief Executive Officer of the Company (no other person shall have authority to provide the Grantee with such authorization);

(iv) Any direct or indirect attempt to induce any current or prospective customer of the Company or any affiliate to breach a contract with the Company or affiliate;

(v) The Grantee’s disparagement, or inducement of others to do so, of the Company or any Affiliate or their past and present members of the Board, officers, directors, employees or products;

(vi) Engaging in any conduct constituting unfair competition; or

(vii) Any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company or any affiliate.

11. Consequences of a Change of Control

(a) Acceleration. Upon a Change of Control, at the Committee’s discretion, the Grant Instrument may provide that, (i) all outstanding Options shall automatically accelerate and become fully exercisable and (ii) all outstanding Stock Awards shall become fully vested and the restrictions and conditions on all outstanding Stock Awards shall immediately lapse.

(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or more of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving entity (or a parent or subsidiary of the surviving entity), and Stock Awards that remain in effect after the Change of Control shall be converted to similar grants of the surviving entity (or a parent or subsidiary of the surviving entity), (ii) require that Grantees surrender their outstanding Options in exchange for one or more payments by the Company, in cash or other property as determined by the Committee, in an amount, if any, equal to the amount by which the then Fair Market Value of the Shares subject to the Grantee’s unexercised Options exceeds the Exercise Price of the

Options, on such terms as the Committee determines, taking into account the requirements of Code Section 409A or (iii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

(c) Definition of Change of Control. As used herein, a “Change of Control” means any transaction referred to in subsection (a), (b), (c) or (d) of the definition of Deemed Liquidation Event in the Operating Agreement.

12. Requirements for Issuance or Transfer of Shares

(a) Conditions on Delivery of Shares. It shall be a condition precedent to the receipt of Shares under the Plan that a Grantee execute and deliver to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any applicable laws. All Shares issued or distributed pursuant to the Plan are subject to the terms and conditions of any applicable securities laws and stock exchange or stock market rules and regulations. If so specified in the applicable Grant Instrument, it shall also be a condition precedent to the receipt of Shares under the Plan that a Grantee execute such other agreement as may be specified in the applicable Grant Instrument.

(b) Limitations on Issuance or Transfer of Shares. No Shares shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee, including all requirements of any applicable securities laws and stock exchange or stock market rules and regulations. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee shall deem necessary or advisable.

(c) Lock-Up Period. Each Grant Instrument shall provide that, in connection with any underwritten public offering by the Company (or any successor of the Company) of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the initial public offering of the Company (or any successor of the Company), the Grantee shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares (or any securities received in lieu of or in exchange for, or upon exercise of Shares or other Grants) without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company (or any successor of the Company) may impose stop-transfer instructions with respect to the Shares acquired under this Plan (or such other security) until the end of the applicable stand-off period. If there is any change in the number of outstanding Shares (or such other security) by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company (or any successor of the Company), any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares (or such other security)subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

13. Amendment and Termination of the Plan and Grants

(a) Amendment. The Committee may amend or terminate the Plan at any time.

(b) Termination of Plan. The Plan shall terminate automatically upon the effectiveness of the Company’s 2021 Incentive Award Plan. No Awards may be granted under the Plan after the termination or expiration of the Plan. However, any Awards that, by their terms, remain outstanding as of the termination or expiration of the Plan shall remain outstanding and in full force and effect, and the terms and conditions of the Plan shall survive its termination or expiration and continue to apply to any such Awards.

(c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. The Committee at any time, and from time to time, may amend the terms of any one or more Grants; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Grant unless (a) the Company requests the consent of the Grantee and (b) the Grantee consents in writing. For the avoidance of doubt, the cancellation of a vested Grant where the Grantee receives a payment equal in value to the Fair Market Value of the vested Grant or, in the case of vested Options, the difference between the Fair Market Value of the Share underlying the Option and the aggregate Exercise Price, shall not be an impairment of the Grantee’s rights that requires consent of the Grantee. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Grantee with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to the nonqualified deferred compensation provisions of Code Section 409A, or to bring the Plan and Grants granted thereunder into compliance therewith. Notwithstanding the foregoing, the Company makes no representation or warranty and the Company shall have no liability to any Grantee or any other person if any provision of this Plan or any Grant is determined not to comply with the provisions of the Code and the regulations promulgated thereunder relating to the provisions of Code Section 409A of the Code.

(d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14. Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. Rights of Participants

Nothing in this Plan shall entitle any Employee, Non-Employee Board Member, Key Advisor or any other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

16. No Fractional Shares

No fractional Shares shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

17. Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18. [Reserved]

19. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Employer’s income tax withholding obligation with respect to a Grant by (i) having Shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities; or (ii) delivering the Company previously owned and unencumbered Shares. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

20. Miscellaneous

(a) Grants in Connection with Company Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any company, firm or association, including Grants to employees thereof who become employees of the Company, or for other proper company purposes, or (ii) limit the right of the Company to make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another company who becomes an employee by reason of a merger, consolidation, acquisition of securities or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a grant made by such company. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted incentives. The Committee shall prescribe the provisions of the substitute grants.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer Shares shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. To the extent that any legal requirement as set forth in the Plan ceases to be required under applicable law, the Committee may determine that such Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant or the Plan to bring a Grant or the Plan into compliance with any applicable law or regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, and to the extent allowed by applicable law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee or its members may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or a member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, the Committee or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

(e) No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Grant granted pursuant thereto shall confer upon any Grantee any right to continue to serve the Company or an affiliate in the capacity in effect at the time the Grant was granted or shall affect the right of the Company or an affiliate to terminate (a) the employment of Grantee with or without notice and with or without Cause, (b) the service of a Key Advisor pursuant to the terms of such Key Advisor’s agreement with the Company or an affiliate or (c) the service of a manager of the Company or an affiliate, and any applicable provisions of the corporate law of the state in which the Company or the affiliate is incorporated, as the case may be.

(f) No Rights as Shareholders. Except as specifically provided in this Plan, a Grantee or a transferee of a Share of Restricted Stock or a Restricted Stock Unit shall have no rights as a Shareholder with respect to any Shares covered by the Grant until the date that the Grantee becomes the owner of such Shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date that he or she becomes the owner of such Shares.

(g) Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(h) Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of service by a Grantee shall be deemed to result from either:

(i) a transfer to the employment of the Company from an affiliate or from the Company to an affiliate, or from one affiliate to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

(i) Acceleration of Vesting. The Committee shall have the power to accelerate the time during which Grant or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating time during which it will vest.

(j) Regulatory Matters. Each Grant Instrument shall provide that no Shares shall be purchased or sold thereunder unless and until:

(i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel; and

(ii) if required to do so by the Company, the Grantee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require. The Company may require a Grantee, as a condition of exercising or acquiring Shares under any Grant, (i) to give written assurances satisfactory to the Company as to the Grantee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Grant; and (ii) to give written assurances satisfactory to the Company stating that the Grantee is acquiring Shares subject to the Grant for the Grantee’s own account and not with any present intention of selling or otherwise issuing the Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise or acquisition of Shares under the Grant has been registered under a then currently effective registration statement under the securities laws or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Share.

(k) Recapitalizations. Each Grant Instrument shall contain provisions required to reflect the provisions of Section 12(c).

(l) Delivery. Upon exercise of a Grant granted under this Plan, the Company shall issue Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

(m) Other Provisions. The Grant Instruments authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Grants, as the Committee may deem advisable.

(n) Information to Grantees. To the extent necessary to comply with California law, the Company each year shall furnish to Grantees its balance sheet and income statement unless such Grantees are limited to key employees whose duties with the Company assure them access to equivalent information.

21. Governing Law

The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

* * * * *

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